UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2014

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Second St. Suite A-107, Davis, CA		95618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 3, 2014, Marrone Bio Innovations issued a press release announcing that, at the recommendation of management, our board’s Audit Committee has commenced an internal investigation after learning of documents calling into question the recognition of revenue in the fourth quarter of 2013 for an $870,000 transaction. The full text of the press release is being furnished as Exhibit 99.1 to this report.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 3, 2014, we issued a press release announcing that our board’s Audit Committee has commenced an internal investigation after learning of documents calling into question the recognition of revenue in the fourth quarter of 2013 for an $870,000 transaction. On September 2, 2014 the Audit Committee concluded, after consultation with management, that our previously reported financial statements as of December 31, 2013 and for the fiscal year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the related report of the independent auditors on those 2013 financial statements dated March 25, 2014, and the unaudited interim financial statements included in the Company’s Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2014 and June 30, 2014, should no longer be relied upon.

The Audit Committee of the Board of Directors of the Company and Company management have discussed the foregoing matters with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Portions of this report may constitute “forward-looking statements and assumptions underlying such forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any such forward-looking statements are made within the “safe-harbor” protections of the PSLRA, should not be relied upon as representing our views as of any subsequent date, and we are under no obligation to, and expressly disclaims any responsibility to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this filing include those regarding: (a) our financial statements; (b) potential adjustments to our periodic reports, and (c) the scope of the Audit Committee investigation. Such forward-looking statements are based on information available to us as of the date of this release and involve a number of risks and uncertainties, some beyond our control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks include the uncertainty surrounding the timing and results of the Audit Committee investigation, the potential need for restatement of our prior period financial statements, potential legal or regulatory action related to the matters under investigation, and the potential impact on our business and stock price of any announcements regarding any of the foregoing. Additional information that could lead to material changes in our performance is contained in our filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued on September 3, 2014 by Marrone Bio Innovations, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: September 3, 2014	By:	/s/ James B. Boyd
James B. Boyd
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on September 3, 2014 by Marrone Bio Innovations, Inc.